Exhibit 10.2

NOTE

July 16, 2020

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby, jointly and severally, promises to pay to the order of W.P. Carey Inc. or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Loan Agreement, dated as of July 16, 2020 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among W.P. Carey Inc. (together with its permitted successors and assigns, the “Company”) and the Borrower.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is the Note referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.

The Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS REVOLVING CREDIT NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

BORROWER:

CPA:18 LIMITED PARTNERSHIP, a Delaware limited partnership

By: CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED, a Maryland corporation and its general partner

By:	/s/ ToniAnn Sanzone
Name:	ToniAnn Sanzone
Title:	Chief Financial Officer